GOODWILL AND OTHER INTANGIBLE ASSETS	12 Months Ended
Oct. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS
The goodwill balances as of October 31, 2018, 2017 and 2016 and the movements in 2018 and 2017 for each of our reportable segments were as follows:

	Communications Solutions Group	Electronic Industrial Solutions Group	Ixia Solutions Group	Total
	(in millions)
Goodwill at October 31, 2016	$498	$238	$—	$736
Foreign currency translation impact	(14)	1	—	(13)
Goodwill arising from acquisitions	13	29	1,117	1,159
Goodwill at October 31, 2017	497	268	1,117	1,882
Foreign currency translation impact	(2)	(2)	(1)	(5)
Goodwill arising from acquisitions	4	2	—	6
Impairment losses	—	—	(709)	(709)
Divestitures	(2)	(1)	—	(3)
Balance at October 31, 2018	$497	$267	$407	$1,171

Goodwill	$497	$267	$1,116	$1,880
Accumulated impairment losses	—	—	(709)	(709)
Balance at October 31, 2018	$497	$267	$407	$1,171

Other intangible assets as of October 31, 2018 and 2017 consisted of the following:

	Other Intangible Assets as of October 31, 2018			Other Intangible Assets as of October 31, 2017
	Gross Carrying Amount	Accumulated Amortization and Impairments	Net Book Value	Gross Carrying Amount	Accumulated Amortization and Impairments	Net Book Value
	(in millions)
Developed technology	$835	$415	$420	$808	$252	$556
Backlog	13	13	—	13	12	1
Trademark/Tradename	33	14	19	33	8	25
Customer relationships	304	100	204	304	61	243
Non-compete agreements	1	—	1	1	—	1
Total amortizable intangible assets	1,186	542	644	1,159	333	826
In-Process R&D	1	—	1	29	—	29
Total	$1,187	$542	$645	$1,188	$333	$855

In 2018, we recorded additions to goodwill of $6 million due to an acquisition and a $3 million reduction due to divestiture-related activity. There was $1 million foreign exchange translation impact to other intangible assets in 2018. In 2018, we transferred $23 million from in-process R&D to developed technology as projects were successfully completed and recorded an impairment charge of $5 million related to the cancellation of an in-process R&D project.
In 2017, we recorded additions to goodwill and other intangible assets of $1,159 million and $785 million, respectively, due to the acquisition of Ixia and other acquisitions. There was no foreign exchange translation impact to other intangible assets in 2017. In 2017, we transferred $43 million from in-process R&D to developed technology as projects were successfully completed and recorded an impairment charge of $7 million related to the cancellation of an in-process R&D project.
Amortization of other intangible assets was $204 million in 2018, $131 million in 2017, and $43 million in 2016. Future amortization expense related to existing finite-lived purchased intangible assets is estimated to be $203 million in 2019, $196 million in 2020, $128 million in 2021, $52 million in 2022, $44 million in 2023, and $21 million thereafter.
We test goodwill for impairment annually in the fourth quarter of each year, after the annual update to our long-term financial forecasts during our strategic planning cycle, using data as of September 30 of that year. The impairment test compares the fair value of a reporting unit with its carrying amount, with an impairment charge recorded for the amount by which the carrying amount exceeds the reporting unit’s fair value. We determine fair values for each of the reporting units using the market approach, when available and appropriate, or the income approach, or a combination of both. If multiple valuation methodologies are used, the results are weighted appropriately.
Valuations using the market approach are derived from metrics of publicly traded comparable companies. The selections of comparable businesses are based on the markets in which our reporting units operate, giving consideration to risk profiles, size, geography, and diversity of products and services.
Under the income approach, fair value is determined based on the present value of estimated future cash flows, discounted at an appropriate risk-adjusted rate. We use our internal forecasts to estimate future cash flows and include an estimate of long-term future growth rates based on our most recent views of the long-term outlook for each business.
During the fourth quarter of 2018, we performed our annual impairment test of goodwill for all our reporting units using a qualitative approach, except for our Ixia Solutions Group ("ISG") reporting unit, for which the test was performed using a quantitative approach since their revenue and earnings have not been consistent with originally projected results, thus requiring a reduction of our long-term financial forecasts included in our revised strategic plan. The income and market approaches were used to determine the fair value of the ISG reporting unit. With respect to the income approach, the discounted cash flow method was used, which included an eight year future cash flow projection and an estimated terminal value. The market approach used revenue and EBITDA multiples to develop an estimate of fair value. A weighting of 60 percent and 40 percent was applied to the income and market approaches, respectively, to determine the fair value of the ISG reporting unit. The income approach was applied a larger weighting based on the underlying detailed financial projections prepared during the strategic planning cycle which reflect the financial and operational facts and circumstances specific to ISG as of the valuation date. Based on the results of our testing, the fair value of our ISG reporting unit did not exceed the carrying value. The primary factors contributing to a reduction in fair value of ISG were weaker-than-expected market growth rates since acquisition and significant integration efforts in the current year resulting in lower revenue and profitability trends included in our long-term financial forecasts. As a result, we recorded an impairment loss of $709 million for ISG.
As of October 31, 2018, we believe that no other goodwill impairment exists based on the qualitative approach, apart from the impairment charge discussed above, and that the remaining goodwill is recoverable for all of our reporting units; however, there can be no assurance that additional goodwill will not be impaired in future periods. Estimating the fair value of reporting units requires the use of estimates and significant judgments that are based on a number of factors including actual operating results. It is reasonably possible that the judgments and estimates described above could change in future periods.
We review long-lived assets for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. As a result of our revised strategic plan, we performed an impairment test of ISG's intangible assets and concluded that no impairment charge was required.